EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 8, 2004

AFTERMARKET TECHNOLOGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-21803	95-4486486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Opus Place, Suite 600, Downers Grove, Illinois		60515
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (630) 271-8100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                        Entry into a Material Definitive Agreement.

On December 8, 2004, the Board of Directors of Aftermarket Technology Corp. approved the 2005 incentive compensation program for our executive officers (Donald T. Johnson, Jr., Todd R. Peters, John J. Machota, Mary T. Ryan, Joseph Salamunovich, John R. Colarossi, William L. Conley, Jr. and Brett O. Dickson) and other key employees, which is administered under our 2004 Stock Incentive Plan.  In the incentive program, executive officers and key employees will receive a cash bonus if we achieve or exceed a specified EBITDA target for 2005, provided that the bonuses may be reduced by up to 20% at the discretion of the Board if certain quality and service metrics are not achieved during the year.

In addition, we have included as exhibits to this current report our 2004 Stock Incentive Plan and certain forms of standard terms and conditions for stock options granted from time to time to our directors and employees.

Item 9.01                           Financial Statements and Exhibits

(c)           Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Aftermarket Technology Corp. 2004 Stock Incentive Plan

10.2	Standard Terms and Conditions Governing Nonemployee Director Stock Options Granted on or after May 12, 2004 under the Aftermarket Technology Corp. 1998, 2000, 2002, and 2004 Stock Incentive Plans

10.3	Standard Terms and Conditions Governing Employee Non-Qualified Stock Options Granted on or after May 12, 2004 under the Aftermarket Technology Corp. 1998, 2000, 2002, and 2004 Stock Incentive Plans

10.4	Standard Terms and Conditions Governing Nonemployee Director Stock Options under the Aftermarket Technology Corp. 1998, 2000 and 2002 Stock Incentive Plans

10.5	Standard Terms and Conditions Governing Employee Non-Qualified Stock Options under the Aftermarket Technology Corp. 1998, 2000 and 2002 Stock Incentive Plans

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2004	AFTERMARKET TECHNOLOGY CORP.

/s/ Joseph Salamunovich
Joseph Salamunovich
Vice President

Exhibit No.	Description

10.1	Aftermarket Technology Corp. 2004 Stock Incentive Plan

10.2	Standard Terms and Conditions Governing Nonemployee Director Stock Options Granted on or after May 12, 2004 under the Aftermarket Technology Corp. 1998, 2000, 2002, and 2004 Stock Incentive Plans

10.3	Standard Terms and Conditions Governing Employee Non-Qualified Stock Options Granted on or after May 12, 2004 under the Aftermarket Technology Corp. 1998, 2000, 2002, and 2004 Stock Incentive Plans

10.4	Standard Terms and Conditions Governing Nonemployee Director Stock Options under the Aftermarket Technology Corp. 1998, 2000 and 2002 Stock Incentive Plans

10.5	Standard Terms and Conditions Governing Employee Non-Qualified Stock Options under the Aftermarket Technology Corp. 1998, 2000 and 2002 Stock Incentive Plans